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                                                                    EXHIBIT 99.2

                          TRAVELERS 401(k) SAVING PLAN
          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Travelers 401(k) Savings Plan (the "Plan") on Form 11-K for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael J. Grip, Director of Finance-Human Resources of Travelers Property Casualty Corp. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Dated this 30th day of June, 2003


 /s/ Michael J. Grip
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Michael J. Grip
Director of Finance-Human Resources

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.